UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

BNY Mellon Investment Funds VI
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Balanced Opportunity Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Balanced Opportunity Fund

ANNUAL REPORT November 30, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Balanced Opportunity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Balanced Opportunity Fund (formerly, Dreyfus Opportunity Fund), covering the 12-month period from December 1, 2018 through November 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns over slowing global growth persisted, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending. Near the end of the period, an announcement by President Trump that the first phase of a trade deal with China had been achieved sent U.S. markets to record highs.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. After taking into account the 25-basis-point increase in December 2018, there was a net decrease of 50 basis points in the federal funds rate during the reporting period. Rates across much of the Treasury curve saw a slight increase during the month of November. However, demand for fixed-income instruments during much of the reporting period was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
December 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2018 through November 30, 2019, as provided by Vassilis Dagioglu and Torrey Zaches, Asset Allocation Portfolio Managers, Brian Ferguson, John C. Bailer, James A. Lydotes, CFA, and David Bowser, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended November 30, 2019, the BNY Mellon Balanced Opportunity Fund’s (formerly, Dreyfus Balanced Opportunity Fund) Class A shares, Class C shares, Class I shares, Class J shares, Class Y shares and Class Z shares produced total returns of 10.23%, 9.46%, 10.55%, 10.55%, 10.51% and 10.41%, respectively.1 In comparison, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Index”), produced total returns of 15.85% and 10.79%, respectively, for the same period. 2,3 Separately, a Customized Blended Index composed of 60% S&P 500® Index and 40% Bloomberg Index produced a total return of 14.42% for the same period.4

Stocks and bonds gained steadily over the reporting period, amid moderate growth, accommodative central bank policies and low interest rates. The fund underperformed the Customized Blended Index for the period, partly due to stock selection in the equity portfolio and short duration positioning within the bond sleeve.

The Fund’s Investment Approach

The fund seeks high total return through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund varies the mix of stocks and bonds, but normally the fund allocates between 25% and 50% to fixed-income securities and between 75% and 50% to equities. The fund has appointed an asset allocation manager who will allocate fund assets among the fund’s equity portfolio managers and the fund’s fixed-income portfolio managers—based on an assessment of the relative return and risk of each asset class and an analysis of several factors, including general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally.

In the equity portion of the fund’s portfolio, we strive to create a broadly diversified blend of growth and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

In the fixed-income portion of the fund’s portfolio, we may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero coupon bonds and money market instruments.

Markets Pivot on Central Bank and Trade Activity

During the fourth quarter of 2018, many equity markets felt pressure from slowing global growth, escalating trade issues between U.S. and China, Brexit difficulties and additional geopolitical issues elsewhere in Europe and the emerging markets. In December 2018, equities reached new lows for the year, as economic and political news continued to unnerve investors. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. The ECB announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. The rebound continued throughout the month of January, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June. At the end of July and again in September and October, the Fed cut the federal funds rate each time by 25 basis points. Supported by rate cuts, moderate economic growth and optimism regarding a preliminary trade agreement with China, equity markets went on to post solid gains the last several months of the period despite occasional pockets of volatility.

Bonds produced steady returns in an environment of moderate economic growth and falling interest rates. After a difficult December, corporate debt performed well starting in January, while mortgages and Treasury Inflation Protected Securities (TIPS) lagged the broader fixed-income market, as did mortgage-backed securities.

Stock Choices and Bond Duration Weigh on Relative Results

The fund’s asset allocation strategy contributed during the period. The fund had a relative overweight allocation to equities, which produced higher returns than bonds during the period.

However, the equity portfolio did mildly underperform its respective benchmark during the period. Security selection detracted from relative returns. Stock choices within the information technology, health care, materials and communication services sectors created the largest headwind. A modest overweight to the energy sector also weighed on relative results. Within information technology, reduced exposure to Apple and Microsoft constrained returns. Health care company CVS Health issued a profit warning early in the period and suffered a reduced stock price. Agricultural chemical company Mosaic was among the largest detractors from overall performance. Demand for the company’s products was stunted by a delayed planting season. Trade difficulties also affected demand for the company’s products. An overweight to Corning also hurt relative performance. Conversely, selections within the financials and consumer discretionary sectors were beneficial.

Despite strong absolute returns for fixed-income instruments, the fund’s bond portfolio slightly lagged its index for the reporting period. The main driver of the underperformance was short duration positioning, which reduced the portfolio’s sensitivity to falling interest rates when compared to the benchmark. The portfolio’s allocation to TIPS also detracted from relative results. Conversely, yield curve positioning was additive during the period. The U.S. Treasury yield curve flattened during parts of the period and owning debt with maturity profiles affected by this activity was beneficial. In addition, an underweight to mortgage-backed securities helped relative performance, as the asset class lagged the broader market during the year.

A Constructive Investment Posture

From an asset allocation perspective, we maintain a moderate overweight to equities. We expect the economy to continue to grow at a moderate level. Rates are low, which can provide stimulus to the economy. We maintain a slight underweight to bonds because we believe valuations are rich and yields on bonds have decreased, reducing the term premium for investors. We believe cash yields are providing a good amount of compensation for the level of risk. If bond yields start to rise, we may rotate part of the current cash position back into bonds.

Within the fund’s stock portfolio, we maintain a positive outlook on equities despite recent trade difficulties and pockets of volatility. We continue to look for attractive valuations and believe the low rate environment and moderate growth rates will continue to support a healthy equity market. Within bonds, we believe the economy is fundamentally sound. We maintain an underweight duration position and are using TIPS as a hedge against possible inflation. We have used the recent underperformance of the agency mortgage sector to add to our position, as we believe these securities are a source of high-quality yield.

December 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through April 1, 2020, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap, U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4 The source for the Customized Blended Index is FactSet.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, Class J shares and Class Z shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $10,000 in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “Customized Blended Index”)

† Source: Lipper Inc.

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C, Class I, Class J and Class Z shares of BNY Mellon Balanced Opportunity Fund on 11/30/09 to a hypothetical investment of $10,000 made in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “Customized Blended Index”)

† Source: Lipper Inc.

†† Source: FactSet

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Balanced Opportunity Fund on 11/30/09 to a hypothetical investment of $1,000,000 made in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y Shares. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/30/04	3.87%	5.28%	7.91%
without sales charge	1/30/04	10.23%	6.53%	8.55%
Class C shares
with applicable redemption charge†	1/30/04	8.46%	5.74%	7.73%
without redemption	1/30/04	9.46%	5.74%	7.73%
Class I shares	1/30/04	10.55%	6.80%	8.82%
Class J shares	3/16/87	10.55%	6.80%	8.78%
Class Y shares	9/30/16	10.51%	6.81%††	8.82%††
Class Z shares	12/17/04	10.41%	6.71%	8.67%
S&P 500® Index		15.85%	10.92%	13.40%
Bloomberg Barclays U.S. Aggregate Bond Index		10.79%	3.08%	3.59%
Customized Blended Index		14.42%	7.96%	9.63%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Balanced Opportunity Fund from June 1, 2019 to November 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2019

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expense paid per $1,000†	$6.31	$10.24	$5.00	$5.00	$5.00	$5.37
Ending value (after expenses)	$1,099.00	$1,095.20	$1,100.20	$1,100.60	$1,100.20	$1,099.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2019

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expense paid per $1,000†	$6.07	$9.85	$4.81	$4.81	$4.81	$5.17
Ending value (after expenses)	$1,019.05	$1,015.29	$1,020.31	$1,020.31	$1,020.31	$1,019.95

†Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, .95% for Class I, .95% for Class J, .95% for Class Y and 1.02% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 28.8%
Aerospace & Defense - .2%
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	280,000		294,575
United Technologies, Sr. Unscd. Notes	4.13	11/16/2028	200,000		225,364
				519,939
Asset-Backed Certificates - .6%
CNH Equipment Trust, Ser. 2018-B, Cl. A4	3.37	5/15/2024	495,000		511,423
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/2022	88,790	[a]	88,805
HPEFS Equipment Trust, Ser. 2019-1A, Cl. A2	2.19	9/20/2029	175,000	[a]	175,469
HPEFS Equipment Trust, Ser. 2019-1A, Cl. A3	2.21	9/20/2029	100,000	[a]	100,295
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2	3.23	10/20/2024	100,000	[a]	100,852
Verizon Owner Trust, Ser. 2017-3A, Cl. A1A	2.06	4/20/2022	354,939	[a]	355,559
Verizon Owner Trust, Ser. 2018-1A, Cl. A1A	2.82	9/20/2022	360,000	[a]	362,518
Verizon Owner Trust, Ser. 2019-C, Cl. A1A	1.94	4/22/2024	200,000		199,944
				1,894,865
Asset-Backed Ctfs./Auto Receivables - .9%
Ally Auto Receivables Trust, Ser. 2019-3, CI. A3	1.93	5/15/2024	330,000		330,553
AmeriCredit Automobile Receivables Trust, Ser. 2015-3, Cl. C	2.73	3/8/2021	19,518		19,520
AmeriCredit Automobile Receivables Trust, Ser. 2017-4, Cl. A3	2.04	7/18/2022	333,482		333,527
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	170,000		170,947
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/22/2023	69,452	[a]	69,444
Hyundai Auto Lease Securitization Trust, Ser. 2017-C, Cl. A3	2.12	2/16/2021	133,076	[a]	133,089
Hyundai Auto Lease Securitization Trust, Ser. 2017-C, Cl. A4	2.21	9/15/2021	295,000	[a]	295,146
Nissan Auto Receivables Owner Trust, Ser. 2019-A, Cl. A3	2.90	10/16/2023	250,000		254,146
Oscar US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	320,000	[a]	330,620

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 28.8% (continued)
Asset-Backed Ctfs./Auto Receivables - .9% (continued)
Oscar US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/2021	34,908	[a]	34,955
Oscar US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	50,000	[a]	50,562
Oscar US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	380,000	[a]	391,456
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4	2.68	9/10/2026	370,000	[a]	373,905
				2,787,870
Asset-Backed Ctfs./Credit Cards - .1%
Delamare Cards MTN Issuer, Ser. 2018-1A, Cl. A1, 1 Month LIBOR +.70%	2.43	11/19/2025	425,000	[a,b]	425,759
Automobiles & Components - .1%
Volkswagen Group of America Finance, Gtd. Notes	2.70	9/26/2022	200,000	[a]	201,941
Banks - 2.3%
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	200,000		203,832
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	229,000		233,922
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	105,000		110,176
Bank of America, Sr. Unscd. Notes	3.50	5/17/2022	60,000		61,259
Bank of America, Sr. Unscd. Notes	3.97	2/7/2030	250,000		273,500
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	68,000		72,807
Barclays, Sr. Unscd. Notes	3.93	5/7/2025	205,000		213,832
BB&T, Sr. Unscd. Notes	2.50	8/1/2024	265,000		267,486
Citigroup, Sr. Unscd. Notes	3.88	10/25/2023	325,000		345,234
Citigroup, Sr. Unscd. Notes	4.50	1/14/2022	180,000		188,867
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	260,000		318,533
Citizens Bank, Sr. Unscd. Notes	3.75	2/18/2026	250,000		266,912
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	200,000		208,584
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	255,000		275,721
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	185,000		210,408
JPMorgan Chase & Co., Sr. Unscd. Notes	4.50	1/24/2022	235,000		246,561
Keybank, Sr. Unscd. Bonds	2.50	11/22/2021	250,000		252,388
Kreditanstalt Fuer Wiederaufbau, Govt Gtd. Notes	2.38	12/29/2022	565,000		577,155
Morgan Stanley, Sr. Unscd. Notes	3.70	10/23/2024	85,000		90,065
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	310,000		324,612
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	75,000		81,129
Morgan Stanley, Sr. Unscd. Notes, 3 Month LIBOR +1.18%	3.15	1/20/2022	110,000	[b]	111,164
PNC Bank, Sr. Unscd. Notes	2.23	7/22/2022	290,000		290,971

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 28.8% (continued)
Banks - 2.3% (continued)
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	230,000		232,840
Royal Bank of Scotland Group, Sr. Unscd. Notes	4.27	3/22/2025	250,000		263,913
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	190,000	[c]	203,459
The Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR +1.60%	3.51	11/29/2023	395,000	[b]	408,876
The PNC Financial Services Group, Sr. Unscd. Notes	3.30	3/8/2022	210,000		215,702
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	205,000		207,789
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	175,000		178,344
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	320,000		351,287
				7,287,328
Beverage Products - .1%
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.00	4/13/2028	110,000		121,435
Anheuser-Busch Inbev Worldwide, Gtd. Notes	4.90	2/1/2046	180,000		216,272
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	35,000		37,029
				374,736
Chemicals - .1%
Nutrien, Sr. Unscd. Notes	4.20	4/1/2029	70,000		76,805
The Dow Chemical Company, Sr. Unscd. Notes	4.63	10/1/2044	145,000		158,189
				234,994
Collateralized Municipal-Backed Securities - .6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	560,000	[d]	618,064
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K090, Cl. A2	3.42	2/25/2029	545,000	[d]	596,815
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	775,000	[d]	812,375
				2,027,254
Commercial & Professional Services - .2%
ERAC USA Finance, Gtd. Notes	7.00	10/15/2037	280,000	[a]	396,016
PayPal Holdings, Sr. Unscd. Notes	2.65	10/1/2026	165,000		165,666
				561,682

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 28.8% (continued)
Commercial Mortgage Pass-Through Ctfs. - 1.6%
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	2.84	12/15/2037	225,000	[a,b]	225,815
Commercial Mortgage Trust, Ser. 2013-300P, Cl. A1	4.35	8/10/2030	250,000	[a]	266,335
Commercial Mortgage Trust, Ser. 2015-LC19, Cl. A4	3.18	2/10/2048	555,000		578,261
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	465,000		501,307
DBCG Mortgage Trust, Ser. 2017-BBG, Cl. A, 1 Month LIBOR +.70%	2.47	6/15/2034	335,000	[a,b]	334,753
GS Mortgage Securities Trust, Ser. 2013-GC13, CI. A5	4.19	7/10/2046	210,000		224,173
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%	2.69	12/22/2069	225,333	[a,b]	225,755
Permanent Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.55%	2.54	7/15/2058	250,000	[a,b]	250,173
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. M55D	4.00	7/25/2058	425,824		447,435
Seasoned Credit Risk Transfer Trust, Ser. 2019-1, Cl. MA	3.50	7/25/2058	209,470		216,941
Seasoned Loans Structured Transaction, Ser. 2019-1, Cl. A2	3.50	5/25/2029	165,000		173,668
Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	265,000		268,013
Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	255,000		257,609
Silverstone Master Issuer, Ser. 2019-1A, Cl. 1A, 3 Month LIBOR +.57%	2.54	1/21/2070	228,750	[a,b]	228,913
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	2.72	1/17/2035	356,442	[a,b]	356,792
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	244,307	[a]	246,481
VNDO Mortgage Trust, Ser. 2013-PENN, Cl. A	3.81	12/13/2029	250,000	[a]	254,056
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	200,000		207,450
				5,263,930
Consumer Staples - .0%
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	115,000		114,949
Diversified Financials - .2%
American Express, Sr. Unscd. Notes	2.50	7/30/2024	130,000		131,201
American Express, Sr. Unscd. Notes	3.40	2/22/2024	180,000		187,854

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 28.8% (continued)
Diversified Financials - .2% (continued)
Capital One Bank USA, Sub. Notes	3.38	2/15/2023	300,000	308,758
Visa, Sr. Unscd. Notes	3.15	12/14/2025	100,000	106,027
				733,840
Energy - 1.1%
BP Capital Markets, Gtd. Bonds	2.32	2/13/2020	550,000	550,407
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	3.70	11/15/2029	285,000	[a] 288,100
Concho Resources, Gtd. Notes	4.88	10/1/2047	60,000	67,000
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	280,000	323,085
Diamondback Energy, Gtd. Notes	2.88	12/1/2024	190,000	189,839
Enbridge, Gtd. Notes	3.13	11/15/2029	175,000	176,687
Energy Transfer Operating, Gtd. Notes	4.90	2/1/2024	225,000	239,945
Energy Transfer Operating, Gtd. Notes	5.95	10/1/2043	90,000	98,937
Equinor, Gtd. Notes	3.25	11/18/2049	130,000	133,926
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	140,000	152,008
Kinder Morgan Energy Partners, Gtd. Notes	6.55	9/15/2040	210,000	262,364
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	110,000	114,216
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	210,000	221,165
Spectra Energy Partners, Gtd. Notes	4.75	3/15/2024	75,000	81,509
Total Capital International, Gtd. Notes	3.46	2/19/2029	260,000	281,929
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	65,000	62,376
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	175,000	174,662
				3,418,155
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	2.50	8/15/2024	100,000	101,019
Waste Management, Gtd. Notes	3.15	11/15/2027	100,000	105,030
				206,049
Food Products - .1%
Conagra Brands, Sr. Unscd. Notes	3.80	10/22/2021	200,000	205,934
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/2025	145,000	152,290
				358,224
Foreign Governmental - .2%
Colombia, Sr. Unscd. Notes	4.50	3/15/2029	200,000	220,769
Italy, Sr. Unscd. Notes	2.88	10/17/2029	225,000	215,829
Panama, Sr. Unscd. Bonds	4.00	9/22/2024	200,000	214,202
				650,800

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 28.8% (continued)
Health Care - .9%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	170,000		225,679
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	220,000	[a]	223,635
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/2025	130,000		134,938
Bristol-Myers Squibb, Sr. Unscd. Notes	3.20	6/15/2026	135,000	[a]	141,965
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	80,000	[a]	85,989
Cigna, Gtd. Notes	3.05	11/30/2022	140,000	[a]	142,629
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	225,000		245,574
DH Europe Finance II, Gtd. Notes	2.60	11/15/2029	180,000		181,150
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/2026	75,000		80,655
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/2046	110,000		132,774
Medtronic, Gtd. Notes	4.63	3/15/2045	50,000		64,107
Merck & Co., Sr. Unscd. Notes	2.90	3/7/2024	115,000		119,470
Merck & Co., Sr. Unscd. Notes	3.40	3/7/2029	60,000		65,259
Mylan, Gtd. Notes	3.15	6/15/2021	195,000		197,257
Pfizer, Sr. Unscd. Notes	2.95	3/15/2024	40,000		41,613
Pfizer, Sr. Unscd. Notes	3.20	9/15/2023	45,000		46,922
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	55,000	[c]	59,629
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/2023	195,000		198,581
UnitedHealth Group, Sr. Unscd. Notes	2.88	8/15/2029	150,000		154,640
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	155,000		192,347
				2,734,813
Industrial - .0%
John Deere Capital, Sr. Unscd. Notes	1.95	6/13/2022	140,000		140,127
Insurance - .7%
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	460,000		492,334
Jackson National Life Global Funding, Scd. Notes	3.30	2/1/2022	145,000	[a]	148,972
MassMutual Global Funding II, Scd. Notes	2.95	1/11/2025	200,000	[a]	205,642
Metropolitan Life Global Funding I, Sr. Scd. Notes	2.40	1/8/2021	405,000	[a]	407,095
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/2027	545,000	[a]	567,303
New York Life Global Funding, Scd. Notes	2.88	4/10/2024	250,000	[a]	257,976
Pricoa Global Funding I, Scd. Notes	2.40	9/23/2024	155,000	[a]	156,512

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 28.8% (continued)
Insurance - .7% (continued)
Principal Financial Group, Gtd. Notes	4.30	11/15/2046	125,000	142,037
				2,377,871
Internet Software & Services - .1%
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	175,000	209,310
Media - .5%
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	185,000	202,966
Comcast, Gtd. Notes	2.65	2/1/2030	335,000	337,576
Comcast, Gtd. Notes	6.50	11/15/2035	210,000	296,065
Sky, Gtd. Notes	3.75	9/16/2024	265,000	[a] 283,587
The Walt Disney Company, Gtd. Notes	4.00	10/1/2023	55,000	58,770
The Walt Disney Company, Gtd. Notes	6.65	11/15/2037	245,000	364,269
				1,543,233
Municipal Securities - .6%
California, GO	2.38	10/1/2026	230,000	232,854
Honolulu City & County Wastewater System, Revenue Bonds, Refunding, Ser. B	2.50	7/1/2027	25,000	25,211
Los Angeles Department of Water & Power System, Water and Power System Revenue Bonds (Build America Bonds)	5.72	7/1/2039	120,000	165,536
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	2.44	10/15/2027	115,000	114,893
Massachusetts Water Resources Authority, Revenue Bonds, Refunding, Ser. F	2.16	8/1/2026	255,000	252,677
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds)	6.55	11/15/2031	225,000	292,651
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds) Ser. A2	6.09	11/15/2040	10,000	13,608
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. C	2.55	10/1/2028	250,000	250,960
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. YY	4.45	6/15/2020	425,000	429,501
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	135,000	178,670
				1,956,561

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 28.8% (continued)
Real Estate - .5%
Alexandria Real Estate Equities, Gtd. Notes	3.80	4/15/2026	225,000	240,386
Alexandria Real Estate Equities, Gtd. Notes	4.50	7/30/2029	165,000	186,605
AvalonBay Communities, Sr. Unscd. Notes	3.30	6/1/2029	215,000	227,897
CyrusOne, Gtd. Notes	2.90	11/15/2024	35,000	35,145
CyrusOne, Gtd. Notes	3.45	11/15/2029	85,000	85,774
Healthcare Trust of America Holdings, Gtd. Notes	3.10	2/15/2030	235,000	234,022
SBA Tower Trust, Scd. Notes	2.84	1/15/2025	210,000	[a] 212,617
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/2025	300,000	317,971
Ventas Realty, Gtd. Notes	3.10	1/15/2023	210,000	215,236
				1,755,653
Retailing - .2%
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	110,000	117,752
Target, Sr. Unscd. Notes	3.38	4/15/2029	250,000	271,391
Walmart, Sr. Unscd. Notes	3.05	7/8/2026	270,000	284,724
				673,867
Semiconductors & Semiconductor Equipment - .1%
Broadcom, Gtd. Notes	3.00	1/15/2022	245,000	247,812
Supranational Bank - .4%
Asian Development Bank, Sr. Unscd. Notes	2.25	1/20/2021	315,000	316,835
Corp Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	175,000	178,208
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	310,000	318,268
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	300,000	307,330
International Bank for Reconstruction & Development, Sr. Unscd. Notes	2.00	1/26/2022	320,000	322,117
				1,442,758
Technology Hardware & Equipment - .2%
Apple, Sr. Unscd. Notes	2.05	9/11/2026	425,000	420,527
Dell International, Sr. Scd. Notes	6.02	6/15/2026	130,000	[a] 148,666
Hewlett Packard Enterprise, Sr. Unscd. Notes	3.50	10/5/2021	35,000	35,858
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	145,000	153,277
				758,328
Telecommunication Services - .6%
AT&T, Sr. Unscd. Notes	4.25	3/1/2027	375,000	410,588

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 28.8% (continued)
Telecommunication Services - .6% (continued)
AT&T, Sr. Unscd. Notes	5.35	9/1/2040	85,000		101,835
AT&T, Sr. Unscd. Notes	5.35	12/15/2043	225,000		268,772
Cisco Systems, Sr. Unscd. Notes	2.50	9/20/2026	95,000		97,453
Corning, Sr. Unscd. Notes	4.38	11/15/2057	110,000		110,077
Sprint Spectrum, Sr. Scd. Notes	4.74	3/20/2025	200,000	[a]	212,583
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	150,000		177,176
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	47,000		49,660
Verizon Communications, Sr. Unscd. Notes	3.88	2/8/2029	140,000		154,926
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	305,000		340,941
				1,924,011
Transportation - .3%
CSX, Sr. Unscd. Notes	2.60	11/1/2026	380,000		388,028
CSX, Sr. Unscd. Notes	3.35	11/1/2025	205,000		215,979
FedEx, Gtd. Notes	4.40	1/15/2047	205,000		209,047
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	145,000		151,035
				964,089
U.S. Government Agencies - .3%
Federal Home Loan Bank, Bonds	1.88	11/29/2021	445,000		447,189
Federal National Mortgage Association, Notes	2.38	1/19/2023	575,000	[d]	587,756
				1,034,945
U.S. Government Agencies Mortgage-Backed - 9.7%
Federal Home Loan Mortgage Corp.:
2.50%, 11/1/27			202,031	[d]	204,806
3.00%, 12/1/33-12/1/46			1,363,974	[d]	1,398,187
3.50%, 12/1/41-11/1/44			1,934,687	[d]	2,017,121
5.50%, 4/1/22-1/1/36			70,694	[d]	78,696
Federal National Mortgage Association:
2.50%			1,150,000	[d,e]	1,159,920
3.00%, 6/1/28-1/1/59			3,916,990	[d]	4,025,075
3.00%			2,545,000	[d,e]	2,580,988
3.50%, 8/1/34-8/1/56			5,727,132	[d]	5,968,329
3.50%			1,605,000	[d,e]	1,651,556
4.00%			2,265,000	[d,e]	2,350,114
4.00%, 7/1/42-6/1/47			2,081,333	[d]	2,211,547
4.50%, 2/1/39-9/1/49			2,557,321	[d]	2,743,246
4.50%			900,000	[d,e]	945,633
5.00%, 8/1/20-12/1/48			673,338	[d]	735,290
5.50%, 9/1/34-5/1/39			58,749	[d]	66,330
8.00%, 3/1/30			101	[d]	102

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 28.8% (continued)
U.S. Government Agencies Mortgage-Backed - 9.7% (continued)
Government National Mortgage Association I:
5.50%, 4/15/33			16,101		18,081
Government National Mortgage Association II:
3.00%, 1/20/45-11/20/47			1,341,416		1,383,987
4.00%, 10/20/47-1/20/48			985,816		1,027,522
4.50%, 7/20/48			618,142		651,178
				31,217,708
U.S. Treasury Securities - 4.3%
U.S. Treasury Bonds	2.88	5/15/2049	5,560,000		6,361,639
U.S. Treasury Bonds	3.00	2/15/2049	1,615,000		1,889,834
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +.05%	1.61	10/31/2020	2,635,000	[b]	2,633,587
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.88	2/15/2047	175,504	[f]	191,534
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	4/15/2024	951,867	[c,f]	962,482
U.S. Treasury Notes	2.13	7/31/2024	390,000		398,455
U.S. Treasury Notes	2.38	3/15/2022	1,540,000		1,566,619
				14,004,150
Utilities - .9%
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.25	4/15/2028	95,000	[c]	100,078
Dominion Energy, Sr. Unscd. Notes	3.90	10/1/2025	165,000		176,688
Duke Energy, Sr. Unscd. Notes	3.15	8/15/2027	275,000		285,901
Duke Energy Progress, First Mortgage Bonds	3.45	3/15/2029	245,000		264,063
Eversource Energy, Sr. Unscd. Notes, Ser. O	4.25	4/1/2029	215,000		239,755
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	440,000		545,853
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	105,000		123,190
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	125,000		146,538
NiSource, Sr. Unscd. Notes	5.65	2/1/2045	230,000		297,042
Sempra Energy, Sr. Unscd. Notes	3.40	2/1/2028	100,000		103,695
Sierra Pacific Power, Mortgage Notes, Ser. P	6.75	7/1/2037	25,000		35,789
Southern California Edison, First Mortgage Bonds, Ser. A	4.20	3/1/2029	235,000		258,683

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 28.8% (continued)
Utilities - .9% (continued)
Xcel Energy, Sr. Unscd. Notes	2.60	12/1/2029	260,000	257,921
				2,835,196
Total Bonds and Notes (cost $90,038,828)			92,882,747
Description			Shares	Value ($)
Common Stocks - 67.3%
Advertising - .2%
Omnicom Group			6,732	[c] 535,059
Aerospace & Defense - 2.9%
L3Harris Technologies			13,443	2,703,253
Northrop Grumman			2,809	988,122
United Technologies			38,284	5,679,049
				9,370,424
Agriculture - .3%
Archer-Daniels-Midland			25,439	1,092,096
Airlines - .8%
Delta Air Lines			44,566	2,554,077
Automobiles & Components - .4%
General Motors			33,835	1,218,060
Banks - 6.1%
Bank of America			139,286	4,641,009
Citigroup			64,832	4,870,180
JPMorgan Chase & Co.			56,437	7,436,139
U.S. Bancorp			29,264	1,756,718
Wells Fargo & Co.			20,651	1,124,653
				19,828,699
Beverage Products - .6%
CVS Health			8,315	625,870
PepsiCo			8,814	1,197,206
				1,823,076
Chemicals - 4.2%
CF Industries Holdings			97,725	4,515,872
Dow			16,604	886,155
DuPont de Nemours			15,108	979,149
Martin Marietta Materials			8,712	2,338,301
The Mosaic Company			46,377	883,482
Vulcan Materials			27,988	3,970,658
				13,573,617
Consumer Discretionary - 1.3%
Chipotle Mexican Grill			1,485	[g] 1,208,671
Lennar, Cl. A			50,048	2,985,363
				4,194,034

Description	Shares		Value ($)
Common Stocks - 67.3% (continued)
Consumer Durables & Apparel - .3%
PVH	10,014	[c]	970,957
Consumer Staples - .3%
Colgate-Palmolive	15,521		1,052,634
Diversified Financials - 4.0%
Capital One Financial	5,467		546,755
E*TRADE Financial	30,663		1,358,371
LPL Financial Holdings	12,335		1,139,137
Morgan Stanley	65,178		3,225,007
Raymond James Financial	6,097		547,633
The Charles Schwab	12,198		603,801
The Goldman Sachs Group	11,160		2,470,266
Voya Financial	53,752		3,132,667
		13,023,637
Electronic Components - 1.4%
Honeywell International	18,606		3,322,101
Quanta Services	26,810		1,116,368
		4,438,469
Energy - 5.1%
Apergy	23,381	[g]	597,151
Concho Resources	6,921		502,188
ConocoPhillips	19,107		1,145,274
Hess	69,690		4,327,052
Marathon Petroleum	76,836		4,659,335
Phillips 66	20,782		2,384,111
Pioneer Natural Resources	4,906		627,183
Schlumberger	15,966		577,969
Valero Energy	16,321		1,558,492
		16,378,755
Food & Staples Retailing - .3%
Walmart	8,874		1,056,805
Food Products - .8%
Conagra Brands	93,642		2,703,445
Food Service - .3%
McDonald's	5,337		1,037,940
Health Care - 8.1%
Alcon	18,030	[g]	996,879
Anthem	7,941		2,292,249
Baxter International	9,160		750,845
Becton Dickinson and Co.	6,710		1,734,535
Biogen	1,905	[g]	571,138
Bristol-Myers Squibb	9,968		567,578
Charles River Laboratories International	5,417	[g]	786,819

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 67.3% (continued)
Health Care - 8.1% (continued)
Cigna	3,237		647,141
Humana	2,465		841,132
Medtronic	52,812		5,882,729
Merck & Co.	46,264		4,033,296
Pfizer	97,801		3,767,295
Sage Therapeutics	2,496	[c,g]	386,306
Sarepta Therapeutics	5,965	[c,g]	671,003
Vertex Pharmaceuticals	5,736	[g]	1,271,958
Zoetis	6,947		837,252
		26,038,155
Industrial - .7%
Gardner Denver Holdings	48,512	[g]	1,643,101
Ingersoll-Rand	4,284		561,675
		2,204,776
Information Technology - 5.0%
HubSpot	3,201	[g]	483,351
International Business Machines	4,068		546,943
Microsoft	41,738		6,318,298
Salesforce.com	6,608	[g]	1,076,377
ServiceNow	3,908	[g]	1,106,120
Splunk	16,833	[g]	2,511,820
SS&C Technologies Holdings	21,052		1,264,173
Visa, Cl. A	16,096	[c]	2,969,873
		16,276,955
Insurance - 5.1%
American International Group	56,085		2,953,436
Assurant	10,398		1,381,582
Berkshire Hathaway, Cl. B	35,131	[g]	7,739,359
Chubb	10,765		1,630,682
The Hartford Financial Services Group	21,518		1,331,103
Willis Towers Watson	6,845		1,344,632
		16,380,794
Internet Software & Services - 4.8%
Alphabet, Cl. A	1,268	[g]	1,653,586
Alphabet, Cl. C	4,946	[g]	6,454,332
Amazon.com	1,733	[g]	3,120,786
Pinterest, Cl. A	26,550	[g]	517,194
Proofpoint	21,401	[g]	2,540,085
Shopify, Cl. A	3,916	[g]	1,318,713
		15,604,696
Media - .5%
Comcast, Cl. A	35,937		1,586,619

Description	Shares		Value ($)
Common Stocks - 67.3% (continued)
Metals & Mining - .7%
Freeport-McMoRan	96,265		1,095,496
Newmont Goldcorp	27,574		1,058,842
		2,154,338
Real Estate - .2%
Outfront Media	29,290	[h]	731,664
Retailing - .7%
Target	18,217		2,277,307
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices	79,236	[c,g]	3,102,089
Applied Materials	23,432		1,356,713
Broadcom	10,528		3,329,059
Microchip Technology	9,617	[c]	909,191
Micron Technology	11,482	[g]	545,510
Texas Instruments	4,563		548,518
Xilinx	11,875		1,101,762
		10,892,842
Technology Hardware & Equipment - 2.9%
Apple	2,323		620,822
Corning	96,524		2,803,057
Qualcomm	38,451		3,212,581
Western Digital	14,870		748,407
Zebra Technologies, Cl. A	7,484	[g]	1,878,035
		9,262,902
Telecommunication Services - 2.1%
AT&T	153,886		5,752,259
Cisco Systems	21,998		996,729
		6,748,988
Transportation - .7%
Union Pacific	13,277		2,336,619
Utilities - 3.1%
Clearway Energy, Cl. C	59,690	[c]	1,183,653
Edison International	47,280		3,267,048
PPL	162,678		5,535,932
		9,986,633
Total Common Stocks (cost $173,655,222)	217,335,072

Exchange-Traded Funds - .1%
Registered Investment Companies - .1%
iShares Russell 1000 Value ETF (cost $251,342)	1,890	[c]	253,411

STATEMENT OF INVESTMENTS (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - .3%
U.S. Government Securities
U.S. Treasury Bills (cost $944,474)	1.56	4/16/2020	950,000	[i,j]	944,460
	1-Day Yield (%)		Shares
Investment Companies - 6.1%
Registered Investment Companies - 6.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $19,862,497)	1.63		19,862,497	[k]	19,862,497

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $369,900)	1.63		369,900	[k]	369,900
Total Investments (cost $285,122,263)			102.7%	331,648,087
Liabilities, Less Cash and Receivables			(2.7%)	(8,814,747)
Net Assets			100.0%	322,833,340

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, these securities were valued at $9,758,735 or 3.02% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At November 30, 2019, the value of the fund’s securities on loan was $11,740,005 and the value of the collateral was $12,008,403, consisting of cash collateral of $369,900 and U.S. Government & Agency securities valued at $11,638,503.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Purchased on a forward commitment basis.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Non-income producing security.

h Investment in real estate investment trust within the United States.

i Held by a counterparty for open exchange traded derivative contracts.

j Security is a discount security. Income is recognized through the accretion of discount.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	20.2
Mortgage Securities	11.9
Consumer, Non-cyclical	11.7
Technology	9.8
Communications	9.6
Industrial	7.9
Investment Companies	6.3
Government	6.2
Energy	6.1
Consumer, Cyclical	4.4
Utilities	4.0
Basic Materials	3.0
Asset Backed Securities	1.6
Beverages	.0
102.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/18 ($)	Purchases ($)	Sales ($)	Value 11/30/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	24,739,980	65,939,041	70,816,524	19,862,497	6.1	310,913
Investment of Cash Collateral for Securities Loaned:†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,036,358	1,311,791	2,348,149	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	12,523,819	12,153,919	369,900.1		-
Total	25,776,338	79,774,651	85,318,592	20,232,397	6.2	310,913

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

STATEMENT OF FUTURES

November 30, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	10	3/31/2020	2,157,109	2,155,859	(1,250)
Futures Short
Ultra 10 Year U.S. Treasury Notes	15	3/20/2020	2,137,594	2,133,281	4,313
Gross Unrealized Appreciation				4,313
Gross Unrealized Depreciation				(1,250)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,740,005)—Note 1(c):
Unaffiliated issuers	264,889,866	311,415,690
Affiliated issuers	20,232,397	20,232,397
Cash denominated in foreign currency	2,513	2,418
Dividends, interest and securities lending income receivable		877,391
Receivable for shares of Beneficial Interest subscribed		93,395
Receivable for futures variation margin—Note 4		3,828
Cash collateral held by broker—Note 4		51
Prepaid expenses		70,737
		332,695,907
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		289,491
Cash overdraft due to Custodian		3,752
Payable for investment securities purchased		8,990,652
Liability for securities on loan—Note 1(c)		369,900
Payable for shares of Beneficial Interest redeemed		89,716
Trustees’ fees and expenses payable		6,894
Other accrued expenses		112,162
		9,862,567
Net Assets ($)		322,833,340
Composition of Net Assets ($):
Paid-in capital		268,964,529
Total distributable earnings (loss)		53,868,811
Net Assets ($)		322,833,340

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Y	Class Z
Net Assets ($)	246,553,623	12,838,266	11,250,989	13,809,948	5,392,002	32,988,512
Shares Outstanding	10,571,505	552,539.83	483,017	589,923	230,481	1,419,294
Net Asset Value Per Share ($)	23.32	23.24	23.29	23.41	23.39	23.24

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	4,694,681
Affiliated issuers	310,913
Interest	2,848,108
Income from securities lending—Note 1(c)	13,223
Total Income	7,866,925
Expenses:
Management fee—Note 3(a)	2,495,664
Shareholder servicing costs—Note 3(c)	904,510
Professional fees	108,309
Registration fees	99,071
Distribution fees—Note 3(b)	91,289
Prospectus and shareholders’ reports	39,319
Trustees’ fees and expenses—Note 3(d)	32,637
Custodian fees—Note 3(c)	22,425
Loan commitment fees—Note 2	7,137
Miscellaneous	46,529
Total Expenses	3,846,890
Less—reduction in expenses due to undertaking—Note 3(a)	(129,085)
Net Expenses	3,717,805
Investment Income—Net	4,149,120
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,465,320
Net realized gain (loss) on futures	7,007
Net Realized Gain (Loss)	5,472,327
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	20,518,050
Net change in unrealized appreciation (depreciation) on futures	3,063
Net Change in Unrealized Appreciation (Depreciation)	20,521,113
Net Realized and Unrealized Gain (Loss) on Investments	25,993,440
Net Increase in Net Assets Resulting from Operations	30,142,560

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2019	2018
Operations ($):
Investment income—net	4,149,120	3,254,078
Net realized gain (loss) on investments	5,472,327	22,730,156
Net change in unrealized appreciation (depreciation) on investments	20,521,113	(15,737,006)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,142,560	10,247,228
Distributions ($):
Distributions to shareholders:
Class A	(19,950,316)	(11,614,705)
Class C	(946,380)	(503,581)
Class I	(1,737,502)	(721,852)
Class J	(1,408,547)	(905,473)
Class Y	(11,223)	(570)
Class Z	(2,804,517)	(1,739,172)
Total Distributions	(26,858,485)	(15,485,353)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	14,503,824	32,757,703
Class C	3,099,072	3,160,504
Class I	4,479,578	16,090,044
Class J	385,223	314,875
Class Y	5,028,578	-
Class Z	988,417	694,665
Distributions reinvested:
Class A	19,016,184	11,029,625
Class C	811,640	420,894
Class I	1,662,840	583,590
Class J	1,349,994	866,126
Class Y	10,253	-
Class Z	2,660,913	1,652,497
Cost of shares redeemed:
Class A	(30,597,189)	(31,130,074)
Class C	(3,055,016)	(14,845,011)
Class I	(15,317,742)	(9,478,136)
Class J	(4,425,117)	(2,686,979)
Class Z	(4,131,274)	(4,079,577)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,529,822)	5,350,746
Total Increase (Decrease) in Net Assets	(245,747)	112,621
Net Assets ($):
Beginning of Period	323,079,087	322,966,466
End of Period	322,833,340	323,079,087

	Year Ended November 30,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	658,548	1,394,363
Shares issued for distributions reinvested	950,387	483,543
Shares redeemed	(1,392,692)	(1,336,283)
Net Increase (Decrease) in Shares Outstanding	216,243	541,623
Class Ca
Shares sold	142,922	135,211
Shares issued for distributions reinvested	40,430	18,371
Shares redeemed	(140,508)	(629,414)
Net Increase (Decrease) in Shares Outstanding	42,844	(475,832)
Class I
Shares sold	204,549	686,253
Shares issued for distributions reinvested	83,510	25,551
Shares redeemed	(719,103)	(408,972)
Net Increase (Decrease) in Shares Outstanding	(431,044)	302,832
Class J
Shares sold	17,332	13,389
Shares issued for distributions reinvested	67,373	37,921
Shares redeemed	(199,173)	(115,462)
Net Increase (Decrease) in Shares Outstanding	(114,468)	(64,152)
Class Y
Shares sold	229,527	-
Shares issued for distributions reinvested	475	-
Net Increase (Decrease) in Shares Outstanding	230,002	-
Class Z
Shares sold	44,602	29,924
Shares issued for distributions reinvested	133,597	72,765
Shares redeemed	(189,477)	(176,760)
Net Increase (Decrease) in Shares Outstanding	(11,278)	(74,071)

[a]During the period ended November 30, 2019, 3,570 Class C shares representing $78,511 were automatically converted to 3,569 Class A shares and during the period ended November 30, 2018, 63,866 Class C shares representing $1,512,815 were automatically converted to 63,650 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.22	23.61	21.42	21.35	22.86
Investment Operations:
Investment income—net[a]	.29	.24	.20	.22	.18
Net realized and unrealized gain (loss) on investments	1.76	.50	2.22	1.02	.21
Total from Investment Operations	2.05	.74	2.42	1.24	.39
Distributions:
Dividends from investment income—net	(.26)	(.20)	(.23)	(.19)	(.18)
Dividends from net realized gain on investments	(1.69)	(.93)	−	(.98)	(1.72)
Total Distributions	(1.95)	(1.13)	(.23)	(1.17)	(1.90)
Net asset value, end of period	23.32	23.22	23.61	21.42	21.35
Total Return (%)[b]	10.23	3.24	11.42	6.25	1.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24	1.24	1.26	1.30	1.27
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets	1.32	1.01	.90	1.09	.86
Portfolio Turnover Rate	109.36	98.95	97.15	105.77	114.35
Net Assets, end of period ($ x 1,000)	246,554	240,418	231,677	182,935	185,781

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.16	23.52	21.34	21.26	22.77
Investment Operations:
Investment income—net[a]	.12	.05	.03	.07	.02
Net realized and unrealized gain (loss) on investments	1.78	.52	2.22	1.02	.21
Total from Investment Operations	1.90	.57	2.25	1.09	.23
Distributions:
Dividends from investment income—net	(.13)	−	(.07)	(.03)	(.02)
Dividends from net realized gain on investments	(1.69)	(.93)	−	(.98)	(1.72)
Total Distributions	(1.82)	(.93)	(.07)	(1.01)	(1.74)
Net asset value, end of period	23.24	23.16	23.52	21.34	21.26
Total Return (%)[b]	9.46	2.43	10.62	5.46	1.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01	1.99	2.02	2.05	2.02
Ratio of net expenses to average net assets	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income to average net assets	.57	.22	.14	.34	.11
Portfolio Turnover Rate	109.36	98.95	97.15	105.77	114.35
Net Assets, end of period ($ x 1,000)	12,838	11,805	23,183	28,203	32,403

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.30	23.68	21.49	21.41	22.93
Investment Operations:
Investment income—net[a]	.33	.27	.26	.28	.24
Net realized and unrealized gain (loss) on investments	1.77	.54	2.21	1.02	.20
Total from Investment Operations	2.10	.81	2.47	1.30	.44
Distributions:
Dividends from investment income—net	(.42)	(.26)	(.28)	(.24)	(.24)
Dividends from net realized gain on investments	(1.69)	(.93)	−	(.98)	(1.72)
Total Distributions	(2.11)	(1.19)	(.28)	(1.22)	(1.96)
Net asset value, end of period	23.29	23.30	23.68	21.49	21.41
Total Return (%)	10.55	3.51	11.64	6.57	2.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.00	1.06	1.06	1.02
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	1.59	1.22	1.14	1.39	1.11
Portfolio Turnover Rate	109.36	98.95	97.15	105.77	114.35
Net Assets, end of period ($ x 1,000)	11,251	21,301	14,476	8,433	4,860

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended November 30,
Class J Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.30	23.68	21.49	21.41	22.93
Investment Operations:
Investment income—net[a]	.35	.29	.26	.27	.24
Net realized and unrealized gain (loss) on investments	1.76	.51	2.21	1.03	.20
Total from Investment Operations	2.11	.80	2.47	1.30	.44
Distributions:
Dividends from investment income—net	(.31)	(.25)	(.28)	(.24)	(.24)
Dividends from net realized gain on investments	(1.69)	(.93)	−	(.98)	(1.72)
Total Distributions	(2.00)	(1.18)	(.28)	(1.22)	(1.96)
Net asset value, end of period	23.41	23.30	23.68	21.49	21.41
Total Return (%)	10.55	3.46	11.69	6.56	2.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	.99	1.00	1.04	1.00
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	1.58	1.25	1.15	1.34	1.11
Portfolio Turnover Rate	109.36	98.95	97.15	105.77	114.35
Net Assets, end of period ($ x 1,000)	13,810	16,415	18,203	17,725	17,879

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	23.31	23.69	21.47	20.89
Investment Operations:
Investment income—net[b]	.35	. 29.26		.04
Net realized and unrealized gain (loss) on investments	1.75	.52	2.24	.54
Total from Investment Operations	2.10	.81	2.50	.58
Distributions:
Dividends from investment income—net	(.33)	(.26)	(.28)	−
Dividends from net realized gain on investments	(1.69)	(.93)	−	−
Total Distributions	(2.02)	(1.19)	(.28)	−
Net asset value, end of period	23.39	23.31	23.69	21.47
Total Return (%)	10.51	3.52	11.74	2.83[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	1.09	.93	1.08[d]
Ratio of net expenses to average net assets	.95	.95	.93	.95[d]
Ratio of net investment income to average net assets	1.49	1.26	1.17	1.00[d]
Portfolio Turnover Rate	109.36	98.95	97.15	105.77
Net Assets, end of period ($ x 1,000)	5,392	11	11	10

a From September 30, 2016 (commencement of initial offering) to November 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Year Ended November 30,
Class Z Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.16	23.54	21.36	21.29	22.81
Investment Operations:
Investment income—net[a]	.32	.28	.24	.26	.22
Net realized and unrealized gain (loss) on investments	1.75	.50	2.21	1.01	.21
Total from Investment Operations	2.07	.78	2.45	1.27	.43
Distributions:
Dividends from investment income—net	(.30)	(.23)	(.27)	(.22)	(.23)
Dividends from net realized gain on investments	(1.69)	(.93)	−	(.98)	(1.72)
Total Distributions	(1.99)	(1.16)	(.27)	(1.20)	(1.95)
Net asset value, end of period	23.24	23.16	23.54	21.36	21.29
Total Return (%)	10.41	3.44	11.59	6.51	1.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.07	1.10	1.13	1.12
Ratio of net expenses to average net assets	1.05	1.01	1.02	1.02	1.03
Ratio of net investment income to average net assets	1.47	1.19	1.08	1.27	1.03
Portfolio Turnover Rate	109.36	98.95	97.15	105.77	114.35
Net Assets, end of period ($ x 1,000)	32,989	33,129	35,416	34,868	37,073

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Balanced Opportunity Fund (the “fund”) is the sole series of BNY Mellon Investment Funds VI (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Balanced Opportunity Fund to BNY Mellon Balanced Opportunity Fund and the Company changed its name from Dreyfus Manager Funds II to BNY Mellon Investment Funds VI. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J, Class T, Class Y and Class Z. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I, Class J and Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class I and Class Y shares are sold generally to institutional investors and Class J and Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2019 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed	-	5,108,494	-	5,108,494
Collateralized Municipal-Backed Securities	-	2,027,254	-	2,027,254
Commercial Mortgage-Backed	-	5,263,930	-	5,263,930
Corporate Bonds	-	31,618,905	-	31,618,905

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Equity Securities― Common Stocks	217,335,072	-	-	217,335,072
Exchange-Traded Funds	253,411	-	-	253,411
Foreign Governmental	-	650,800	-	650,800
Investment Companies	20,232,397	-	-	20,232,397
Municipal Securities	-	1,956,561	-	1,956,561
U.S. Government Agencies	-	1,034,945	-	1,034,945
U.S. Government Agencies Mortgage-Backed	-	31,217,708	-	31,217,708
U.S. Treasury Securities	-	14,948,610	-	14,948,610
Other Financial Instruments:
Futures††	4,313	-	-	4,313
Liabilities ($)
Other Financial Instruments:
Futures††	(1,250)	-	-	(1,250)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2019, The Bank of New York Mellon earned $2,576 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,312,526, undistributed capital gains $6,687,994 and unrealized appreciation $42,868,291.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2019 and November 30, 2018 were as follows: ordinary income $6,985,498 and $4,984,112, and long-term capital gains $19,872,987 and $10,501,241, respectively.

(g) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended November 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from December 1, 2018 through April 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets. On or after April 1, 2020, The Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $129,085 during the period ended November 30, 2019.

During the period ended November 30, 2019, the Distributor retained $7,657 from commissions earned on sales of the fund’s Class A shares and $375 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2019, Class C shares were charged $91,289 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

NOTES TO FINANCIAL STATEMENTS (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2019, Class A and Class C shares were charged $593,542 and $30,430, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2019, Class Z shares were charged $31,650 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2019, the fund was charged $97,485 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2019, the fund was charged $22,425 pursuant to the custody agreement.

During the period ended November 30, 2019, the fund was charged $13,991 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $211,659, Distribution Plan fees of $7,824, Shareholder Services Plan fees of $56,144, custodian fees of $8,000, Chief Compliance Officer fees of $2,609 and transfer agency fees of $20,367, which are offset against an expense reimbursement currently in effect in the amount of $17,112.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures during the period ended November 30, 2019, amounted to $327,545,552 and $354,221,774, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at November 30, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2019:

Average Market Value ($)
Interest rate futures	654,475

NOTES TO FINANCIAL STATEMENTS (continued)

At November 30, 2019, the cost of investments for federal income tax purposes was $288,779,701; accordingly, accumulated net unrealized appreciation on investments was $42,868,386, consisting of $49,540,023 gross unrealized appreciation and $6,671,637 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Balanced Opportunity Fund (formerly, Dreyfus Balanced Opportunity Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Balanced Opportunity Fund (the “Fund”) (formerly, Dreyfus Balanced Opportunity Fund) (the sole fund constituting BNY Mellon Investment Funds VI), including the statements of investments, investments in affiliated issuers and futures, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Investment Funds VI) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 28, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 59.81% of the ordinary dividends paid during the fiscal year ended November 30, 2019 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,057,933 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund hereby reports $.0013 per share as a short-term capital gain distribution and $.0593 per share as a long-term capital gain distribution paid on March 20, 2019 and also $.2405 per share as a short-term capital gain distribution and $1.3895 per share as a long-term capital gain distribution paid on December 31, 2018.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 50

———————

Lynn Martin (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 30

———————

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
James F. Henry, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since September 2003.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Balanced Opportunity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Y: DBOYX Class Z: DBOZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6000AR1119

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,293 in 2018 and $43,533 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,604 in 2018 and $12,713 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,860 in 2018 and $3,653 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,653 in 2018 and $1,771 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $673,321 in 2018 and $700,014 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds VI

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 27, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    January 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)